NATIXIS U.S. DIVERSIFIED PORTFOLIO

Supplement dated March 14, 2011 to Natixis Equity Funds Class ABC Prospectus, Natixis

Equity Funds Class Y Prospectus, Natixis U.S. Diversified Portfolio Class ABC Summary

Prospectus and Natixis U.S. Diversified Portfolio Class Y Summary Prospectus, each dated

May 1, 2010, as may be supplemented from time to time.

On March 11, 2011, the Board of Trustees (the “Board”) of Natixis Funds Trust I (the “Trust”) approved the termination of the current subadvisory agreement among the Trust, on behalf of Natixis U.S. Diversified Portfolio (the “Fund”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and BlackRock Investment Management, LLC (“BlackRock”), effective at the close of business on May 31, 2011. The Board also approved amendments to the current subadvisory agreement among Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Natixis Advisors and the Trust, on behalf of the Fund (the “Amended Subadvisory Agreement”), and the current advisory agreement among the Trust, on behalf of the Fund, and Natixis Advisors (the “Amended Advisory Agreement”). The Amended Advisory Agreement and Amended Subadvisory Agreement will take effect on June 1, 2011.

Under the Amended Subadvisory Agreement, Loomis Sayles will assume portfolio management responsibility for the large-cap growth segment of the Fund previously managed by BlackRock. The large-cap growth segment’s subadvisory fee will be reduced from 0.45% on the first $250 million and 0.40% thereafter to 0.25% on all assets. Under the Amended Advisory Agreement, the Fund’s advisory fee will be reduced from 0.90% on the first $1 billion and 0.80% thereafter to 0.80% on all assets.

Additionally, effective June 1, 2011, in connection with the preceding changes, the Fund’s net expense ratio for each class of shares is revised as illustrated below:

Current Fund Net Expense Ratio	New Fund Net Expense Ratio
Class A: 1.40%	Class A: 1.30%
Class B: 2.15%	Class B: 2.05%
Class C: 2.15%	Class C: 2.05%
Class Y: 1.15%	Class Y: 1.05%

The Board also approved a change to the name of the Fund, as well as a change in the Fund’s investment strategy. Effective at the close of business on May 31, 2011, the Fund’s name will be changed to “Natixis U.S. Multi-Cap Equity Fund.” In accordance with SEC regulations, the Fund has adopted a non-fundamental investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Shareholders of the Fund will receive 60 days notice prior to any change in this policy.

Mr. Aziz V. Hamzaogullari, Vice President of Loomis Sayles, will manage the large-cap growth segment of the Fund previously managed by BlackRock. Mr. Hamzaogullari joined Loomis Sayles in May 2010. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. He also previously held the positions of Senior Analyst, Portfolio Manager and Director of Fundamental Equity Research. Mr. Hamzaogullari received a bachelor’s degree in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Effective at the close of business on May 31, 2011, it is expected that the investment strategy of the large-cap growth segment of the Fund will be as follows:

Under normal market conditions, the large-cap growth segment of the Fund, managed by Loomis Sayles, will invest primarily in equity securities, including common stocks, convertible securities and warrants. The segment focuses on stocks of large capitalization companies, but the segment may invest in companies of any size.

The segment normally invests across a wide range of sectors and industries. The segment’s portfolio manager employs a growth style of equity management that emphasizes companies that Loomis Sayles believes have sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The segment’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

The segment will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the segment must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which the portfolio manager deems appropriate.

The segment may also invest any portion of its assets in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging market securities, engage in foreign currency transactions, invest in options for hedging and investment purposes and invest in Rule 144A securities.

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The Fund may experience increased portfolio turnover over the short term in connection with the initial transition to a new portfolio manager. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect the Fund’s performance.